UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 27, 2016

NOBLE CORPORATION plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

Devonshire House, 1 Mayfair Place London, England		W1J8AJ
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 27, 2016, Noble Corporation plc (the “Company”) issued a press release announcing its consolidated financial results for the quarter ended June 30, 2016. A copy of such press release is included as Exhibit 99.1 and will be published in the “Investor Relations” area on the Company’s web site at http://www.noblecorp.com.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press Release issued by Noble Corporation plc dated July 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date: July 27, 2016	By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Chief Financial Officer, Vice President, Controller and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Noble Corporation plc dated July 27, 2016.